[logo - American Funds(sm)]

NEW PERSPECTIVE FUND

MANY PATHS, ONE GOAL
[cover: close-up views of the globe, partially through magnifying glass]

Annual report for the year
ended September 30, 2001


NEW PERSPECTIVE FUND(R)

NEW PERSPECTIVE FUND IS ONE OF THE 29 AMERICAN FUNDS,(SM) THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. FOR SEVEN DECADES, CAPITAL RESEARCH AND MANAGEMENT COMPANY,(SM) THE AMERICAN FUNDS ADVISER, HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

NEW PERSPECTIVE FUND SEEKS LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENTS ALL OVER THE WORLD, INCLUDING THE UNITED STATES.


RESULTS AT A GLANCE
(For periods ended September 30, 2001,
with all distributions reinvested) Average annual compound returns

                                                                 Lifetime
                                                                 (since
                            One-year                             March 13,
                            total return  Five years  Ten years  1973)

New Perspective Fund        -21.5%        +11.2%      +12.4%     +14.0%
Morgan Stanley Capital
  International Indexes:/1/
  World Index               -27.9         +5.0        +8.1       +10.4
  USA Index                 -27.0         +10.2       +12.9      +11.6
Lipper Global Funds
  average/2/                -29.7         +4.5        +7.8       +12.4
Rank versus Lipper
  Global Funds/2/           70 of 271     7 of 130   2 of 29     1 of 6

/1/The indexes are unmanaged.
/2/Source: Lipper Inc. Averages and rankings are based on total returns and do not reflect the effects of sales charges.

There are several ways to invest in New Perspective Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.98% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.12% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investments results will differ for each share class.

Fund results for this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on page 40. Please refer to americanfunds.com for the most current investment results.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

A COMMON LINK: You may have noticed a new logo on the cover. The interlocking boxes have been adopted by the American Funds and all The Capital Group Companies(sm) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.

[Begin Sidebar]
All of us at American Funds extend our deepest sympathies to everyone affected by the September 11 tragedy, especially the families and friends of the victims.
[End Sidebar]



FELLOW SHAREHOLDERS:

From almost any perspective, this was a year we were glad to see pass into history. The 12 months ended September 30 saw the U.S. economic expansion come to a halt and the effects ripple across the globe. Stocks, already under pressure, continued their slide as investors absorbed the reality of the slowdown. That loss of confidence was dealt another blow by the shock of the attacks on our country, initiating a sell-off that pulled markets sharply lower in the final weeks of our reporting period.

New Perspective was not spared from the downturn, but it did hold up moderately better than its relevant benchmarks. For the year ended September 30, the fund declined 21.5% for shareholders who reinvested the capital gain distribution of $3.10 a share and the income dividend of 29.5 cents a share that were paid during the year.

In comparison, the unmanaged Morgan Stanley Capital International (MSCI) World Index, a measure of major stock markets in 22 countries including the U.S., fell 27.9% for the year. The 271 global funds tracked by Lipper Inc. declined an average of 29.7%.

New Perspective's relatively favorable results may feel like cold comfort to investors discouraged by a negative return. A more balanced picture would extend the time horizon through the first half of this market cycle, which began in early October 1998 and ended with the bursting Internet bubble in March 2000.

As the chart below shows, New Perspective outpaced its benchmarks both on the upside and the downside, providing shareholders not only with a positive return over this longer period, but with a considerable advantage as well.

                        LOW-TO-HIGH     HIGH-TO-LOW      LOW-TO-LOW
                        10/5/98-3/27/00 3/27/00-9/30/01  10/5/98-9/30/01

New Perspective Fund    +92.9%          -29.4%            +36.3%
MSCI World Index        +62.9           -34.6             +6.6
Lipper Global Fund
 average                +84.8           -33.8             +17.5

Periods shown are determined by declines of 15% or greater in the unmanaged

MSCI World Index followed by a 100% recovery of lost value. The most recent low was on 9/30/01.

That resilience has been characteristic of the fund throughout its lifetime and has helped deliver a total return of 4,077.1% - an average of 14.0% a year - since beginning operations in March 1973. This places the fund first among the six global funds in existence over the same timeframe, according to Lipper Inc. Rankings and returns for other periods can be found in the table on the opposite page.


A CHALLENGING YEAR

With the U.S. economy losing steam, the weakness that had initially hurt technology stocks in the spring of 2000 spread to other market sectors and around the world. Slower production and weaker revenue growth generally dimmed earnings expectations for many businesses, forcing them to cut back on workers and capital expenditures. Faced with rising layoffs, stock declines and, finally, the tragedy of September 11, American consumers curtailed their spending habits, thus weakening the global economy's sturdiest buttress.

[Begin Sidebar]
NEW PERSPECTIVE'S 10 LARGEST STOCK HOLDINGS
(as of September 30, 2001)


                                                                PERCENT PRICE CHANGE
                                             PERCENT OF         10/1/2000-9/30/2001
COMPANY               COUNTRY                NET ASSETS         (IN U.S. DOLLARS)

AstraZeneca           United Kingdom         3.44%              -12.6%

Philip Morris         United States          3.00               +64.0

Pfizer                United States          2.41               -10.8

Viacom                United States          1.44               -41.0

American International   United States          1.44               -18.5
Group

ING Groep             Netherlands            1.43               -20.5

AT&T                  United States          1.33               +0.9

Nestle                Switzerland            1.30               +2.0

Shionogi              Japan                  1.24               +0.8

AOL Time Warner       United States          1.24               -*


*Companies merged during the fiscal year.
[End Sidebar]

[Begin Sidebar]
We are choosing carefully in this market. Investment decisions are, as always, based on intensive global research, a hallmark of New Perspective and all the American Funds.
[End Sidebar]

Virtually every major market dropped for the fiscal year, most by double digits. In the U.S., equities fell 27.0%./1/ Technology stocks suffered the steepest losses - the once-ballyhooed Nasdaq Index lost nearly half its value - but the decline was widespread and took down most sectors by the fund's fiscal close.

/1/Unless otherwise indicated, country returns are based on MSCI indexes for the year ended September 30, are measured in U.S. dollars and assume reinvestment of dividends.


That same story was repeated outside the United States. Economic growth languished throughout the eurozone, particularly in Germany, which saw production shrink and unemployment creep up. Stock prices there fell 32.4%, and other major markets, such as France, the Netherlands and Italy, each dropped upward of 20% for the year. Outside of the eurozone, stocks in the U.K. were down 18.4%. We would note that with valuations in Europe at relatively attractive levels, we have been looking closely at companies in the region.
We are cautious about prospects for Japan (-36.2%), which continues to grapple with deep-seated financial difficulties and has slipped back into recession. Japanese companies represent only about 8% of net assets, and we invest selectively, focusing on global, well-managed companies such as Shionogi, a pharmaceutical firm that has developed a promising cholesterol-lowering drug. It is among New Perspective's larger holdings and managed to finish the year up about 1% in a very difficult environment.
Elsewhere, stock prices held up somewhat better in Mexico (-10.9%), Australia (-14.2%) and Switzerland (-12.9%).

A LOOK AT THE PORTFOLIO

Not surprisingly, the majority of fund holdings declined for the 12 months. Worst off were technology and telecommunications stocks that had ballooned until March 2000. Many businesses found themselves with overbuilt inventories as demand stalled for software and communications equipment; excess capacity reverberated throughout the industry and exacerbated losses. We strove to protect the portfolio by trimming a number of positions earlier in the year, notably among fixed-line telephone service providers; nonetheless, longtime holdings such as Viacom, Taiwan Semiconductor, Vodafone, Nokia and Ericsson all fell sharply.

Other areas proved more resilient. Pharmaceuticals, New Perspective's largest industry concentration, weathered the economic malaise fairly well:
AstraZeneca, Pfizer, Bristol-Myers Squibb and other drug holdings declined less than broader markets.

The stocks of more than 40 companies - of 230 held over the entire period - finished the year in the black. Gainers included food manufacturers such as Nestle and Philip Morris, and producers of materials, including International Paper, Alcoa and L'Air Liquide.

OPPORTUNITIES ABOUND

With the declines, we are deploying the fund's cash reserves - currently at 10.2% of net assets versus 12.6% a year ago - to invest in attractive securities that have fallen within our price range.

We are choosing carefully in this market. Investment decisions are, as always, based on intensive global research, a hallmark of New Perspective and all the American Funds. Our analysts are hard at work, visiting and evaluating companies around the world; we are setting our sights on those businesses we believe will lead their industries when markets recover. One of the benefits of the multiple portfolio counselor system, which we discuss at greater length in the article following this letter, is that it exposes shareholders to a broad range of high-conviction investment ideas.

THE CRUX OF THE MATTER

Are we at a turning point for stocks? Experience has taught us that market bottoms are virtually impossible to predict. It is safe to say, however, that overall valuations are more attractive than they have been in some time. Corporate earnings are dipping temporarily, but inflation is low and the long-term outlook is promising. Productivity continues to be high, technological breakthroughs are transforming the way we communicate, and innovations in health care and other industries are improving our lives. Well-managed businesses around the world should be able to tap that potential on a global scale.

Market downturns are never pleasant, but they are inevitable - and, for buyers, desirable - conditions of investing. For long-term investors, falling share prices not only wash out the speculative froth that can badly dislocate markets, they also create pockets of opportunity that should ultimately reward patience and preparation.

In early 1974, less than one year after New Perspective began, we expressed the following belief to shareholders:

After the severe market declines of the past year, there are many good investments from which to choose, and our international research organization has been studying them closely. We are prepared to move quickly and decisively when we believe the time is right - and that time could come soon. Looking back years from now, we believe that the current period will be recognized as one of great investment opportunity.

As you can see in the chart on the following two pages, the fund met that challenge then, as it has in every critical period during its 28-year lifetime. We believe our current optimism will be justified in the years ahead as well. We look forward to reporting to you again in six months.

Cordially,

/s/ Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/ Gina H. Despres
Gina H. Despres
President

November 14, 2001


[Begin Sidebar]
WHERE NEW PERSPECTIVE'S ASSETS WERE INVESTED
(percent invested by country)

                                         9/30/2001              9/30/2000

ASIA/PACIFIC RIM                         12.2%                  15.9%

Japan                                    7.7                    9.7

Australia                                1.8                    2.6

Taiwan                                   1.4                    1.8

South Korea                              1.3                    1.7

New Zealand                              -                      .1

EUROPE                                   26.7%                  28.2%

United Kingdom                           7.8                    9.8

Netherlands                              4.4                    3.2

France                                   3.2                    3.5

Germany                                  2.3                    2.6

Switzerland                              2.0                    1.0

Finland                                  1.7                    2.1

Ireland                                  1.5                    1.3

Italy                                    1.4                    1.7

Sweden                                   1.1                    1.8

Norway                                   .7                     .7

Denmark                                  .5                     .3

Russia                                   .1                     -

Spain                                    -                      .2

THE AMERICAS                             50.3%                  41.2%

United States                            43.1                   35.2

Canada                                   5.2                    4.3

Mexico                                   1.0                    1.7

Brazil                                   1.0                    -

OTHER                                    0.6%                   2.1%

CASH & EQUIVALENTS                       10.2%                  12.6%

                                         100.0%                 100.0%


[End Sidebar]
THE VALUE OF A LONG-TERM PERSPECTIVE
HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart below shows, over its lifetime New Perspective Fund has done demonstrably better than its relevent benchmarks.
Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results. The table beneath the chart breaks down the fund's year-by-year total returns into their dividend and capital values.

LOW FUND EXPENSES, LOW TURNOVER RATE
(for the 12 months ended September 30, 2001)

New Perspective Fund's expense ratio was 0.78% in fiscal 2001. That's only $78 for every $10,000 invested and substantially less than the 1.55% average expense ratio for global equity funds, as measured by Lipper Inc.
The fund's turnover rate (the rate at which holdings are bought and sold) is also low, keeping transaction costs and tax consequences contained. New Perspective's 32% turnover rate means that stocks are held for an average of
3.1 years. The average global equity fund has a turnover rate of 110%, or an average holding period of only 10.9 months, according to Lipper.
[mountain chart]

             New
             Perspective    New
Year         Fund           Perspective      MSCI USA        MSCI World
ended        TOTAL VALUE    Fund             Index with      Index with
September    Dividends      excluding        dividends       dividends
30           Reinvested     dividends        reinvested      reinvested
1973#        $9,938         9,938            9,646           9,493

1974         7,402          7,163            5,797           5,885

1975         10,769         9,952            7,955           7,645

1976         12,720         11,422           10,381          9,325

1977         13,050         11,455           9,927           9,682

1978         17,342         14,861           10,955          11,891

1979         20,100         16,796           12,044          13,358

1980         24,866         20,250           14,203          15,940

1981         25,315         19,890           13,950          14,915

1982         27,151         19,984           15,461          15,310

1983         39,093         27,040           22,068          21,623

1984         39,494         26,488           23,024          22,854

1985         45,578         29,654           26,532          28,609

1986         63,273         40,227           34,782          45,568

1987         94,727         59,058           49,363          65,790

1988         81,233         49,459           42,826          61,886

1989         103,968        61,424           56,879          77,849

1990         98,896         57,024           52,018          61,412

1991         122,493        68,768           68,593          76,935

1992         132,337        72,828           76,212          76,606

1993         156,604        84,828           86,181          92,610

1994         176,345        94,260           89,654          100,086

1995         209,200        110,088          117,254         115,068

1996         231,461        119,477          142,382         131,407

1997         300,835        152,607          199,645         163,771

1998         304,530        152,236          221,700         164,609

1999         421,569        208,988          284,076         213,848

2000         501,384        247,641          316,802         231,980

2001         393,751        192,308          231,378         167,321



Year ended September 30              1973/#/      1974          1975          1976          1977          1978          1979



New Perspective Fund


Total Value


Dividends reinvested                 -            $325          401           337           280           318           444


Value at year-end/1/                 $9,938       7,402         10,769        12,720        13,050        17,342        20,100


Total Return                         (0.6)%       (25.5)        45.5          18.1          2.6           32.9          15.9


Year ended September 30              1980         1981          1982          1983          1984          1985          1986


New Perspective Fund


Total Value


Dividends reinvested                 501          931           1,667         1,830         1,205         1,196         1,178


Value at year-end/1/                 24,866       25,315        27,151        39,093        39,494        45,578        63,273


Total Return                         23.7         1.8           7.3           44.0          1.0           15.4          38.8


Year ended September 30              1987         1988          1989          1990          1991          1992          1993


New Perspective Fund


Total Value


Dividends reinvested                 1,393        1,820         2,605         2,617         2,979         2,524         2,172


Value at year-end/1/                 94,727       81,233        103,968       98,896        122,493       132,337       156,604


Total Return                         49.7         (14.2)        28.0          (4.9)         23.9          8.0           18.3


Year ended September 30              1994         1995          1996          1997          1998          1999          2000


New Perspective Fund


Total Value


Dividends reinvested                 2,231        2,813         4,129         4,365         4,388         3,041         1,767


Value at year-end/1/                 176,345      209,200       231,461       300,835       304,530       421,569       501,384


Total Return                         12.6         18.6          10.6          30.0          1.2           38.4          18.9


Year ended September 30              2001


New Perspective Fund


Total Value


Dividends reinvested                 5,397


Value at year-end/1/                 393,751


Total Return                         (21.5)


AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment for periods ended
September 30, 2001, with all distributions reinvested)

CLASS A SHARES*
reflecting 5.75% maximum sales charge

One year     -25.99%
Five years   +9.91
Ten years    +11.72

*Results for other share classes can be found on page 40.
Average annual compound return for 28-1/2 years: 13.7%/1,2/

/#/For the period March 13, 1973 (commencement of operations), through September 30, 1973.
/1/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.
/2/Includes reinvested dividends of $54,854 and reinvested capital gain distributions of $212,030.
/3/The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.

Past results are not predictive of future results.


MANY PATHS, ONE GOAL:

A LOOK AT THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
[photograph:  close-up of person looking through magnifying glass]

Market declines are never comfortable, but New Perspective Fund has successfully negotiated difficult territory many times before. Indeed, the fund's investment approach was designed to overcome challenges that are a natural part of investing. That approach - which includes a long-term view, global research and an eye on value - comes to life in the multiple portfolio counselor system.

This unique management strategy, which is used by all the American Funds, mitigates risk, encourages creative thinking and ensures the continuity of the fund's objectives. For New Perspective shareholders, it has translated into remarkable consistency over time and has played a critical role in the fund's ability to deliver above-average returns while providing a smoother ride through the ups and downs of full market cycles.

On the following pages, we focus on the inner workings of the multiple portfolio counselor system and show how, in sustaining the fund's philosophy in a variety of stock market conditions, it is truly a system for all seasons.

THE BEST OF BOTH WORLDS

Today, most mutual funds are managed either by one person or by a committee. Both methods have advantages and disadvantages. A single manager can put talent to work without the blunting effect of group decision-making; nevertheless, even a "star" can have an off season or may leave a fund entirely, making risk a problem. Committees, meanwhile, provide consistency, but majority rule can dismiss creative ideas, leading to lackluster results.

The multiple portfolio counselor system combines the best of both worlds. Every fund has several portfolio counselors, each of whom manages a portion of assets autonomously, within fund objectives. The number of counselors can increase as assets grow. New Perspective currently has eight, as the illustration on page 10 shows, and each counselor is free to concentrate on his or her highest conviction ideas.

[photograph: person pointing two spot area on map of the world]
[Begin Pull Quote]
"New Perspective's goal is to produce consistently superior results over the long term, and we believe the multiple portfolio counselor system is the best way to achieve that."
- Mark Denning, New Perspective portfolio counselor
[End Pull Quote]

 "New Perspective's goal is to produce consistently superior results over the long term, and we believe the multiple portfolio counselor system is the best way to achieve that," says Mark Denning, a portfolio counselor based in London. "Single managers may deliver superior returns from time to time, but they won't be consistent, since that one person is only human. On the other hand, a committee, by seeking middle ground, will likely be consistently inferior."

PLAYING TO STRENGTHS

The collective independence of the multiple portfolio counselor system encourages managers to maximize their abilities without having to defer to a "house" style. "Very simply," notes Mark, "investors who are comfortable with their approaches tend to be better at their jobs. Having multiple managers only increases the benefit."

That diversity helps mitigate risk as well. Because market trends often favor one investment style over another, a portfolio that accommodates a range of styles can help smooth out the peaks and troughs of investing. "When you're seeking long-term growth, you have to be willing to be patient for a time," says Tim Dunn, a Washington, D.C.-based portfolio counselor. "Fortunately, in our system, when some managers are struggling, others are having better years, which makes for more consistent overall results."

These differences were quite pronounced during the latest market cycle. In the late 1990s, as valuations for new economy sectors were soaring, New Perspective's more growth-oriented portfolio counselors saw very strong returns from large positions in companies such as Nokia, Sony and News Corp. Tim's preferences run to more consistent growth companies - "the General Electrics of the world," he calls them - which had more muted results at the time. His more value-oriented colleagues generally fared less well, although they found abundant investment opportunities among the troubled but solid companies they tend to like.

The situation reversed itself, of course, when the Internet bubble burst: As technology and telecommunications stocks plunged, a number of out-of-favor holdings regained their vigor, cushioning the portfolio from the brunt of the decline.

CONNECTING THE DOTS

To help portfolio counselors stay focused on what's ultimately best for shareholders, their compensation is based on the long-term results of the fund. Because the system is geared toward the group doing well, a spirit of cooperation reigns.

That cooperation manifests itself in an active and ready interchange of information. Portfolio counselors communicate often, using each other as sounding boards for opinions and ideas. Diverse viewpoints - cutting a swath across ages, cultural backgrounds and industry expertise - help deepen everyone's understanding, and serve New Perspective's global reach very well.

[Begin Sidebar]
CONSISTENTLY STRONG
In the 19 rolling 10-year periods since its inception, New Perspective has outpaced its benchmarks almost every time./1/ That long-term advantage has added up impressively for shareholders.

                      CUMULATIVE RETURNS
                      NEW PERSPECTIVE        LIPPER GLOBAL            MSCI WORLD
                      FUND                   FUNDS AVERAGE/2/         INDEX/2,3/

1973-1983             293.4%                 269.6%                   127.8%

1974-1984             433.6                  438.5                    288.4

1975-1985             323.2                  369.6                    274.2

1976-1986             397.4                  421.0                    388.6

1977-1987             625.9                  608.7                    579.5

1978-1988             368.4                  374.0                    420.4

1979-1989             417.3                  412.0                    482.8

1980-1990             297.7                  259.1                    285.3

1981-1991             383.9                  348.0                    415.8

1982-1992             387.4                  342.5                    400.4

1983-1993             300.6                  250.7                    328.3

1984-1994             346.5                  299.5                    337.9

1985-1995             359.0                  275.5                    302.2

1986-1996             265.8                  202.7                    188.4

1987-1997             217.6                  168.7                    148.9

1988-1998             274.9                  179.8                    166.0

1989-1999             305.5                  170.7                    174.7

1990-2000             407.0                  259.1                    277.7

1991-2001             221.4                  111.1                    117.5

Total "best"          11                     3                        5
times

NPF's lifetime         4,077.1%               2,723.4%                 1,573.2%


/1/Periods are as of September 30 of each year and assume reinvestment of distributions.
/2/Returns do not reflect the effects of sales charges.
/3/The index is unmanaged.
[End Sidebar]


Ultimately, of course, each portfolio counselor makes his or her decisions independently. "We all express our points of view about companies and valuations, and then go off and do exactly what we think is best," explains Dina Perry, who works out of our Washington, D.C., office. "The beauty of the multiple manager system is that it exposes shareholders to a range of opinions about where values lie."

ON THE RESEARCH TRAIL

Flows of information are enriched by the extensive global research of the fund's 40-plus analysts. Their careful work on industries and individual companies helps portfolio counselors make informed investment decisions and maintain the courage of their convictions during difficult times.
Research is an evolutionary process, and analysts' recommendations are generally built over time. Pharmaceutical analyst Jonathan Knowles likens his work to "fitting together pieces of a jigsaw puzzle whose picture keeps shifting." In tracking how new drugs are moving through the development pipeline, Jonathan works alone and with other analysts for American Funds, visiting companies and laboratories around the world. Throughout, he shares his impressions with portfolio counselors via conference calls and written reports, knowing that some will act on his recommendations, while others will not. "Beauty is in the eye of the beholder," he notes.

Several years ago, Jonathan began making a case, based on his research, for a new cholesterol-lowering compound developed by Shionogi, a Japanese pharmaceutical company, and licensed by AstraZeneca in the U.K. As clinical testing phases progressed, Jonathan grew increasingly confident that the drug would prove successful and that discerning investors would be amply rewarded. As an analyst for the American Funds for more than a decade, Jonathan has earned the counselors' confidence. Over time, mounting evidence convinced a growing number of them to build positions in AstraZeneca, which has risen considerably. Shionogi also joined the portfolio in a meaningful way and has done very well.

[begin sidebar]
WHO MANAGES YOUR FUND?
New Perspective has eight portfolio counselors, each of whom has been with the Capital organization a decade or longer. The research portfolio represents more than 40 analyst.

[pie chart]
Mark Denning (1982)
Timothy Dunn (1990)
Gregg Ireland (1972)
Carl Kawaja (1991)
Rob Lovelace (1985)
Donald O'Neal (1985)
Dina Perry (1991)
Thierry Vandeventer (1963)
Research portfolio
Years indicate starting dates at Capital.
[end pie chart]
[end sidebar]

Not all investment ideas gain such wide acceptance within the group, but the multiple portfolio counselor system also creates a home for lonely - and often profitable - ideas. For analyst Jeanne Carroll, it's often tough to convince portfolio counselors to buy the paper and forest product companies she follows. "The sector is typically quite volatile," she explains, "which can make it difficult for investors to decide when to jump in." The fund's paper holdings have tended to be owned by those counselors comfortable with cyclical stocks, although Jeanne has begun to see a shift in the industry. Companies have been exercising capital discipline, generating free cash flow and expanding their global operations - making them especially appropriate for New Perspective. These changes have intrigued several other counselors, who have taken a second look at paper companies such as Stora Enso Oyj and UPM-Kymmene of Finland, and Weyerhaeuser in the U.S.

A RESEARCH PORTFOLIO

In addition to conference calls, one-on-one meetings and research reports, Jeanne, Jonathan and other fund analysts have a unique channel through which to demonstrate the strength of their convictions about companies: They can invest in them through the research portfolio, a portion of assets reserved and managed by the analysts themselves.

"The research portfolio may be one of the most striking innovations of the multiple portfolio counselor system," says Galen Hoskin, a technology analyst who also coordinates New Perspective's research portfolio. "It essentially has two functions: first, to produce excellent investment results for the fund; and second, to serve as a signaling mechanism to the fund's portfolio counselors." Because analysts must vie for a limited pool of resources - New Perspective's research portfolio accounts for about 25% of assets - only the very best ideas are represented. That process of refinement helps ensure that analysts' interests are closely aligned with those of fund shareholders. "I see the research portfolio as a single-minded manager with 40 last names," says San Francisco-based counselor Carl Kawaja. "It gives portfolio counselors a great place to look for investment ideas, and shareholders benefit from the strong returns it has delivered."

CONTINUITY FOR THE FUTURE

A longer term advantage of the multiple portfolio counselor system is that it helps ensure the continuity of the fund's investment philosophy. As older counselors retire, successors are phased in with an opportunity to draw on a deep reservoir of experience, as more seasoned investment professionals share their knowledge with younger colleagues. This absence of "style drift" ensures that New Perspective will still be following the same reliable approach in its second 28 years as it has in its first.

[Begin Sidebar]
VOICES OF EXPERIENCE

Three of New Perspective's most seasoned portfolio counselors got together to share their views on the recent market turbulence and how market declines fit into a long-term view.

Thierry Vandeventer, based in Geneva, has nearly 40 years of experience as an American Funds investment professional. Gregg Ireland was a research analyst for 20 years before becoming a fund counselor in 1992. He is based in Washington, D.C., as is Dina Perry, a portfolio counselor with nearly 23 years of investment experience.

GREGG: I'd like to begin by acknowledging what a challenging period we're dealing with right now. The global economic slowdown and the horrible shock of the recent attacks on our country have led to widespread feelings of gloom-and-doom in the markets. While the human tragedy of September 11 is unprecedented, I would have to say, as investors, that we've been through tough periods before. And we're responding today as we always have in the past - by staying focused, visiting companies and uncovering outstanding long-term opportunities for our portfolios.

DINA: That's true, and those things are helping us react rationally in a murky environment. We don't know whether markets will touch bottom or go lower for a time, but we do understand that investing in good companies in difficult periods can pay off handsomely in time. The recent declines have created an environment that lets us put some of our cash reserves to work. We're seeing many inefficiencies in the market; this is a period when aggressive research really helps you sort them out.

THIERRY: I would emphasize that New Perspective is well-positioned not only because of the liquidity in the portfolio, but also because of our more defensive holdings, which did not decline very much during the debacle - pharmaceuticals, insurers, food manufacturers and oil companies, for example. That concentration has given us the latitude to move to stocks that were previously overvalued, but which are now within our price range.

LESSONS FROM THE PAST

GREGG: New Perspective has experienced a number of bubbles and bear markets in its 28-year history. I recall the 1974 downturn, which seemed to last forever. We saw the destruction of the "Nifty Fifty" in the 1970s, and then energy stocks in the 1980s, followed by the long-term collapse of the Japanese market. All these bubble periods ended with a painful decline in a wide range of stocks. We're experiencing the same sort of correction today following the Internet bubble of the late 1990s.

[photograph: Gregg Ireland]
[Begin Caption]
Gregg Ireland

[photograph: Dina Perry]
Dina Perry
[End Caption]

DINA: Yes, in certain ways things are different this time, but in other ways they resonate with the past: We're coming out of a period of overextended valuations, expectations are being crushed, there's a lot of pessimism. These are classic signs of a bear market, but for us they also signal opportunity.

THIERRY: An inherent characteristic - and great strength - of the multiple portfolio counselor system is that each of us will react to the same market conditions in his or her own way. If you take the Japanese bubble, for example, for me it was essentially a question of valuations that were unacceptably high
- a little like the technology bubble we have just seen. By 1987, I had eliminated nearly all of my Japanese holdings. Since the market peak in late 1989, I've been interested in a number of Japanese companies, but their valuations in my estimation still don't represent bargains. I've had mostly small positions in Japan, but others have had different views, and the stocks they selected in Japan have delivered some good returns.

DINA: I'm always on the lookout for companies with down-and-out valuations, so I was more comfortable owning certain Japanese securities. I had some exposure in 1998, when the market rallied, which worked out well. Thierry and I can disagree, but we respect one another and learn from each other. That's the beauty of our system of investment management.

GREGG: On Japan I believe, like Thierry, that valuations are still rich. That country has been dealing with a long market slump, and I see major differences between Japan, on the one hand, and U.S. and European economies on the other. I am much more bullish on the outlook for the latter, which are more flexible, innovative and entrepreneurial - and well-supported by a strong financial system.

[photograph: Thierry Vandeventer]
[Begin Caption]
Thierry Vandeventer
[End Caption]


NEXT STEPS

THIERRY: Right now, I'm more cautious than most of my colleagues. While I agree that overall valuations are more attractive than they've been in the last four or five years, they're not cheap historically speaking. Although interest rates are lower, which would argue for higher valuations, they're based less on economic fundamentals than on steps taken by the Federal Reserve to prevent a panic. When you factor in the increased financial and political uncertainties, I think stock prices are not yet cheap. I've kept my cash position fairly high, although I know others are investing more aggressively.

DINA: And we don't know yet who will be right! I do think shareholders can expect to see changes in the composition of the portfolio in the coming months and years. We've had industries that have been prominent in the fund for some years. As we manage the portfolio, that might change some, as could regional concentrations. Tomorrow's market leaders are not likely to be the leaders we saw just a few years ago. We want to invest in tomorrow's leaders. Our research helps us find them.

THIERRY: This responsiveness is not new for New Perspective. I recently looked at some of our old annual reports. In October of 1981 the fund held over 40% in cash, with 60% of assets in stocks and long-term bonds. We were very defensive back then, which was the right call at the time. But as the 1981-1982 recession bottomed out and the bear market came to an end, we saw an opportunity to invest in a range of attractively valued companies. By October of 1982, we had deployed that cash and our invested position rose from 60% to 90%.

GREGG: We are certainly alert to what our research tells us. Capital's unique management system and culture encourage a wide range of viewpoints. That's especially important in periods of low visibility, like today. No single person can do it all. Rather, successful investing takes open-mindedness and mutual dedication; it takes research and a desire for new ideas. The multiple portfolio counselor system, coupled with our attention to risk, should hold us in good stead, as it always has. The environment today is pretty uncomfortable, but longer term all of us are convinced that the investment outlook is going to get better.
[End Sidebar]


WHAT MAKES AMERICAN FUNDS DIFFERENT?

New Perspective Fund is a member of the American Funds family, the nation's third-largest. All the American Funds are managed by Capital Research and Management Company, which was founded in 1931. Thousands of financial advisers recommend the American Funds for their clients' serious money because they endorse our commitment to shareholder interests - a commitment reflected in our investment standards and practices.

- A LONG-TERM, VALUE-ORIENTED APPROACH
We rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds, allowing us to focus on each fund's objectives and enabling you to benefit from economies of scale.

- AN UNPARALLELED GLOBAL RESEARCH EFFORT
We opened our first overseas office in 1962, well before most U.S. investment firms. Today we operate one of the industry's most globally integrated research networks.

- THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
Every American Fund is managed by several portfolio counselors. Each takes responsibility for a portion of the fund's assets independently, in accordance with fund objectives; in most cases, research analysts manage a portion as well. Over time, this method fosters consistency of results and continuity of management.

- EXPERIENCED INVESTMENT PROFESSIONALS
More than 75% of our portfolio counselors were in the investment business before the sharp stock market decline of October 1987. Long tenure and experience gained through varied market conditions mean we aren't "practicing" with your money.

- A COMMITMENT TO LOW OPERATING EXPENSES
Our operating expenses are among the lowest in the mutual fund industry, providing exceptional value for shareholders. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers urge investors to diversify their portfolios among several types of investments. American Funds offers 29 mutual funds with an array of objectives to help you and your financial adviser build a portfolio tailored to your individual goals.

- GROWTH FUNDS
 AMCAP Fund(r)
 EuroPacific Growth Fund(r)
 The Growth Fund of America(sm)
 The New Economy Fund(r)
 New Perspective Fund(r)
 New World Fund(sm)
 SMALLCAP World Fund(r)
- GROWTH-AND-INCOME FUNDS
 American Mutual Fund(r)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(r)
 Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 Capital Income Builder(r)
 The Income Fund of America(r)

- BALANCED FUND
 American Balanced Fund(r)

- BOND FUNDS
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(r)
 Intermediate Bond Fund of America(r)
 U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 American High-Income Municipal Bond Fund(r)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(r)

- STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(r)
 The Tax-Exempt Fund of Maryland(r)
 The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
 The Cash Management Trust of America(r)
 The Tax-Exempt Money Fund of America(sm)
 The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities. For more complete information about the funds, please obtain a prospectus from your financial adviser or from our website (americanfunds.com), or phone American Funds Service Company at 800/421-0180. Please read the prospectus carefully before you invest or send money.


New Perspective Fund, Inc.
Investment Portfolio, September 30, 2001

LARGEST INDUSTRY HOLDINGS
[pie chart]
11.83% Pharmaceuticals
5.85% Media
5.68% Oil & Gas
5.29% Banks
4.57% Metals & Mining
56.23% Other Industries
0.33% Bonds & Notes
10.22% Cash and Equivalents
[end pie chart]
                                                                               percent of
LARGEST INDIVIDUAL HOLDINGS                                                    net assets
AstraZeneca                                                                          3.44%
Philip Morris                                                                        3.00
Pfizer                                                                                2.41
Viacom                                                                                1.44
American International Group                                                          1.44
ING Groep                                                                             1.43
AT&T                                                                                  1.33
Nestle                                                                                1.30
Shionogi                                                                              1.24
AOL Time Warner                                                                       1.24


                                                                                   Shares        Market  Percent
                                                                                                  Value   of Net
Equity Securities                                                                            (Millions)   Assets

PHARMACEUTICALS  -  11.83%
AstraZeneca PLC (United Kingdom)                                         18,745,694             $858.346
AstraZeneca PLC (ADR)                                                       555,000               25.918    3.44%
Pfizer Inc (USA)                                                         15,440,000              619.144     2.41
Shionogi & Co., Ltd. (Japan)                                             16,941,000              318.541     1.24
Elan Corp., PLC (ADR) (Ireland) (1)                                       5,242,200              253.985      .99
Pharmacia Corp. (USA)                                                     5,300,000              214.968      .84
Bristol-Myers Squibb Co. (USA)                                            2,617,000              145.401      .57
Teva Pharmaceutical Industries Ltd.                                       2,000,000              120.900      .47
 (ADR) (Israel)
Chugai Pharmaceutical Co., Ltd. (Japan)                                   7,600,000              118.214      .46
Merck & Co., Inc. (USA)                                                   1,600,000              106.560      .41
Johnson & Johnson (USA)                                                   1,100,000               60.940      .24
H. Lundbeck A/S (Denmark) (1)                                             2,265,465               52.720      .21
Aventis (France)                                                            670,000               50.827      .20
Novartis AG (Switzerland)                                                 1,000,000               39.074      .15
Schering-Plough Corp. (USA)                                                 700,000               25.970      .10
Sanofi-Synthelabo (France)                                                  390,000               25.395      .10


MEDIA  -  5.85%
Viacom Inc., Class B (USA) (1)                                            9,233,825              318.567
Viacom Inc., Class A (1)                                                  1,500,000               52.425     1.44
AOL Time Warner Inc. (1)                                                  9,600,000              317.760     1.24
Clear Channel Communications, Inc. (USA) (1)                              5,307,300              210.965      .82
News Corp. Ltd. (ADR) (Australia)                                         4,601,600              110.899
News Corp. Ltd., preferred (ADR)                                          1,849,600               39.378
News Corp. Ltd.                                                           3,969,865               24.244
News Corp. Ltd., preferred                                                1,222,196                6.561      .70
Vivendi Universal (France)                                                2,320,000              107.437
Vivendi Universal (ADR)                                                     452,000               20.950      .50
Interpublic Group of Companies, Inc. (USA)                                3,300,000               67.320      .26
Independent News & Media PLC (Ireland)                                   26,453,850               39.510      .15
Grupo Televisa, SA, ordinary participation                                1,316,400               37.781      .15
 certificates (ADR) (Mexico) (1)
WPP Group PLC (United Kingdom)                                            5,150,000               37.489      .15
Dow Jones & Co., Inc. (USA)                                                 600,000               27.258      .11
Walt Disney Co. (USA)                                                     1,290,600               24.031      .09
Lagarde Groupe SCA (France)                                                 700,000               22.057      .09
Granada PLC  (United Kingdom)                                            12,150,000               16.617      .07
NTL Inc. (USA) (1)                                                        4,500,000               13.950      .05
TMP Worldwide Inc. (USA) (1)                                                240,000                6.814      .03


OIL & GAS  -  5.68%
ENI SpA (Italy)                                                          21,550,000              266.555     1.04
Texaco Inc. (USA)                                                         3,520,000              228.800      .89
Royal Dutch Petroleum Co. (New York                                       2,452,000              123.213
 registered) (Netherlands)
"Shell" Transport and Trading Co., PLC                                   14,000,000              105.001      .89
 (United Kingdom)
Petroleo Brasileiro SA - Petrobras                                        5,655,000              111.686
 (ADR) (Brazil)
Petroleo Brasileiro SA - Petrobras,                                       4,139,500               79.478      .74
 preferred nominative (ADR)
TOTAL FINA ELF SA, Class B (ADR) (France)                                 1,600,000              108.080
TOTAL FINA ELF SA, Class B                                                  515,688               69.271      .69
Chevron Corp. (USA)                                                       1,800,000              152.550      .59
Imperial Oil Ltd. (Canada)                                                3,000,000               81.630      .32
Unocal Corp. (USA)                                                        1,500,000               48.750      .19
Phillips Petroleum Co. (USA)                                                600,000               32.364      .13
Talisman Energy Inc. (Canada)                                               800,000               27.361      .11
LUKOIL (ADR) (Russia)                                                       630,000               23.562      .09


BANKS  -  5.29%
Bank of America Corp. (USA)                                               5,000,000              292.000     1.14
Royal Bank of Canada (Canada)                                             8,634,000              263.302     1.03
Bank of Nova Scotia (Canada)                                              7,719,000              226.745      .88
Sumitomo Mitsui Banking Corp. Inc.                                       15,706,000              112.591      .44
 (formerly Sumitomo Bank, Ltd. And
 Sakura Bank, Ltd) (Japan)
Westpac Banking Corp. (Australia)                                        16,049,832              105.051      .41
ABN AMRO Holding NV (Netherlands)                                         6,080,376              100.282      .39
Bank of Montreal (Canada)                                                 3,207,960               79.828      .31
Credit Suisse Group (Switzerland) (1)                                     1,895,859               66.121      .26
Australia and New Zealand Banking                                         6,843,541               53.860      .21
 Group Ltd. (Australia)
Toronto-Dominion Bank (Canada)                                            1,223,700               30.095      .12
HSBC Holdings PLC (United Kingdom)                                        2,450,000               25.833      .10


METALS & MINING  -  4.57%
Alcoa Inc. (USA)                                                          6,800,000              210.868      .82
Newmont Mining Corp. (USA)                                                8,700,000              205.320      .80
Barrick Gold Corp. (Canada)                                              10,500,000              182.175      .71
Anglo American PLC (United Kingdom)                                      10,500,000              125.114
Anglo American PLC (ADR)                                                  2,500,000               29.800      .60
Placer Dome Inc. (Canada)                                                 9,000,000              115.110      .45
Pohang Iron & Steel Co., Ltd. (South Korea)                               1,450,000               90.081      .35
BHP Billiton Ltd. (formerly and BHP                                      11,133,362               47.046
 Ltd.) (Australia)
BHP Billiton PLC (formerly Billiton                                      10,372,416               42.672      .35
 PLC) (United Kingdom)
Homestake Mining Co. (USA)                                                7,000,000               65.100      .25
WMC Ltd. (Australia)                                                      9,644,700               37.525      .15
Gold Fields Ltd. (South Africa)                                           5,191,105               23.469      .09
Usinor (France)                                                             100,000                 .801      .00
Cia. Vale do Rio Doce, preferred nominative,                                 38,400                 .000      .00
 Class B (Brazil) (1) (2)


INSURANCE  -  4.32%
American International Group, Inc. (USA)                                  4,734,569              369.296     1.44
Allianz AG (Germany)                                                        792,000              179.597      .70
Munchener Ruckversicherungs-Gesellschaft                                    475,000              123.286      .48
 (Germany)
AEGON NV (Netherlands)                                                    3,523,499               92.158      .36
Manulife Financial Corp. (Canada)                                         2,400,000               62.854      .24
Berkshire Hathaway Inc., Class A (USA) (1)                                      860               60.200      .23
Fairfax Financial Holdings Ltd. (Canada) (1)                                352,800               45.206
Fairfax Financial Holdings Ltd. (1)(3)                                       93,000               11.916      .22
Yasuda Fire and Marine Insurance Co.,                                     7,000,000               47.007      .18
 Ltd. (Japan)
QBE Insurance Group Ltd. (Australia)                                     15,131,838               42.851      .17
Royal & Sun Alliance Insurance Group                                      6,700,000               33.550      .13
 PLC (United Kingdom)
Assicurazioni Generali SpA (Italy)                                        1,200,000               32.151      .13
Zurich Financial Services (Switzerland)                                      50,000               10.201      .04


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  4.29%
Taiwan Semiconductor Manufacturing Co.                                  201,329,440              272.841     1.06
 Ltd. (Taiwan) (1)
Samsung Electronics Co., Ltd. (South Korea)                               1,617,820              174.361      .68
Texas Instruments Inc. (USA)                                              4,400,000              109.912      .43
Micron Technology, Inc. (USA) (1)                                         4,000,000               75.320      .29
Linear Technology Corp. (USA)                                             2,237,100               73.377      .29
Agere Systems Inc. (USA) (1)                                             16,855,584               69.614      .27
Advanced Micro Devices, Inc. (USA) (1)                                    7,478,600               60.951      .24
ASML Holding NV (formerly ASM Lithography                                 2,675,000               29.987
 Holding NV) (New York registered)
 (Netherlands) (1)
ASML Holding NV (1)                                                       2,200,000               24.483      .21
Tokyo Electron Ltd. (Japan)                                               1,489,100               52.249      .20
Xilinx, Inc. (USA) (1)                                                    1,802,800               42.420      .17
Altera Corp. (USA) (1)                                                    2,420,900               39.654      .16
Rohm Co., Ltd. (Japan)                                                      400,000               38.949      .15
AIXTRON AG (Germany)                                                      1,296,000               21.481      .08
Applied Materials, Inc. (USA) (1)                                           550,000               15.642      .06


FOOD PRODUCTS  -  4.14%
Nestle SA (Switzerland)                                                   1,570,000              334.352     1.30
Groupe Danone (France)                                                    1,756,898              228.801      .89
Unilever PLC (United Kingdom)                                            14,215,526              107.976      .42
Archer Daniels Midland Co. (USA)                                          8,020,687              100.980      .39
Unilever NV (Netherlands)                                                 1,250,000               67.619
Unilever NV (New York Registered)                                           400,000               21.608      .35
Sara Lee Corp. (USA)                                                      3,315,300               70.616      .27
Kraft Foods Inc. (USA)                                                    2,000,000               68.740      .27
Orkla AS, Class A (Norway)                                                4,100,000               65.155      .25


DIVERSIFIED TELECOMMUNICATION SERVICES
 - 3.26%
AT&T Corp. (USA)                                                         17,700,000              341.610     1.33
SBC Communications Inc. (USA)                                             2,900,000              136.648      .53
WorldCom, Inc. - WorldCom Group (USA) (1)                                 5,100,000               76.704
WorldCom, Inc. - MCI Group                                                   44,000                 .670      .30
Telefonos de Mexico, SA de CV, Class                                      2,200,000               71.038      .28
 L (ADR) (Mexico)
TDC A/S (formerly Tele Danmark AS, Class B)                               2,094,100               36.479
 (ADR) (Denmark)
TDC A/S (formerly Tele Danmark AS)                                          900,000               31.526      .26
Swisscom AG (Switzerland)                                                   130,395               36.704      .14
Sprint FON Group (USA)                                                    1,500,000               36.015      .14
Deutsche Telekom AG (Germany)                                             1,800,000               28.015      .11
Korea Telecom Corp. (South Korea)                                           711,000               24.302      .09
Telecom Italia SpA, nonvoting savings shares,                             3,492,100               14.922      .06
 nonconvertible (Italy)
Williams Communications Group, Inc.,                                      4,995,251                5.894      .02
 Class A (USA) (1)


PAPER & FOREST PRODUCTS  -  3.16%
International Paper Co. (USA)                                             8,900,000              309.720     1.21
Georgia-Pacific Corp., Georgia-Pacific                                    5,100,000              146.829      .57
 Group (USA)
Stora Enso Oyj, Class R (Finland)                                        10,000,000              111.561      .43
UPM-Kymmene Corp. (Finland)                                               3,153,000               89.876      .35
Abitibi-Consolidated Inc. (Canada)                                        9,061,755               57.335      .22
Weyerhaeuser Co. (USA)                                                    1,100,000               53.581      .21
Rayonier Inc. (USA)                                                         700,000               28.329      .11
Louisiana-Pacific Corp. (USA)                                             2,550,000               16.575      .06


TOBACCO  -  3.07%
Philip Morris Companies Inc. (USA)                                       15,950,000              770.226     3.00
Gallaher Group PLC (United Kingdom)                                       2,905,100               19.140      .07


BEVERAGES  -  2.77%
Coca-Cola Co. (USA)                                                       6,300,000              295.155     1.15
Coca-Cola Enterprises Inc. (USA)                                          8,950,000              137.293      .53
PepsiCo, Inc. (USA)                                                       2,250,000              109.125      .42
Cia. de Bebidas das Americas - AmBev,                                     4,250,000               68.043      .26
 preferred nominative ADR (Brazil)
Heineken NV (Netherlands)                                                 1,700,000               64.436      .25
Anheuser-Busch Companies, Inc. (USA)                                        980,000               41.042      .16



WIRELESS TELECOMMUNICATION SERVICES  -  2.74%
Vodafone Group PLC (United Kingdom)                                     138,120,686              304.680     1.19
NTT DoCoMo, Inc. (Japan)(3)                                                   6,699               90.535
NTT DocoMo, Inc.                                                              4,444               60.059      .59
America Movil SA de CV, Series L (ADR) (Mexico)                           8,499,060              126.041      .49
KDDI Corp. (formerly DDI Corp.) (Japan)                                      33,400               91.399      .36
Bouygues SA (France)                                                      1,000,000               25.809      .10
Nextel Communications, Inc., Series D, 13.00%                                10,660                3.358      .01
 exchangeable preferred 2009 (USA)(4)



HOTELS, RESTAURANTS & LEISURE  -  2.71%
Starbucks Corp. (USA) (1)                                                13,300,000              198.702      .77
McDonald's Corp. (USA)                                                    6,230,000              169.082      .66
Carnival Corp. (USA)                                                      7,273,900              160.171      .62
MGM Mirage, Inc. (USA) (1)                                                3,800,000               85.424      .33
Compass Group PLC (United Kingdom)                                       12,150,000               84.783      .33


COMMUNICATIONS EQUIPMENT  -  2.47%
Nokia Corp., Class A (Finland)                                            7,870,000              128.651
Nokia Corp., Class A (ADR)                                                6,750,000              105.638      .91
Telefonaktiebolaget LM Ericsson, Class B                                 51,188,100              184.848
 (Sweden)
Telefonaktiebolaget LM Ericsson, Class B (ADR)                           12,400,000               43.276      .89
Crown Castle International Corp. (USA) (1)                                5,490,036               49.410
Crown Castle International Corp. 6.25%                                      755,900               18.520      .26
 convertible preferred 2012 (1)
Cisco Systems, Inc. (USA) (1)                                             4,620,000               56.272      .22
Motorola, Inc. (USA)                                                      2,500,000               39.000      .15
Lucent Technologies Inc. (USA) (1)                                        1,700,000                9.741      .04


DIVERSIFIED FINANCIALS  -  2.39%
ING Groep NV (Netherlands)                                               12,811,170              343.364
ING Groep NV, Class B, warrants,                                          1,265,000               23.190     1.43
 expire 2008 (1)
Citigroup Inc. (USA)                                                      2,550,000              103.275      .40
J.P. Morgan Chase & Co. (USA)                                             2,500,000               85.375      .33
Investor AB, Class B (Sweden)                                             5,900,000               55.748      .22
OM AB (formerly OM Gruppen AB) (Sweden)                                     256,700                1.813      .01


HOUSEHOLD DURABLES  -  1.75%
Nintendo Co., Ltd. (Japan)                                                1,521,200              218.482      .85
Koninklijke Philips Electronics NV                                        6,100,727              118.341      .46
 (Netherlands)
Sony Corp. (Japan)                                                        3,064,800              112.939      .44


CHEMICALS  -  1.66%
Dow Chemical Co. (USA)                                                    7,810,000              255.856     1.00
Valspar Corp. (USA)                                                       1,512,200               50.568      .20
Rohm and Haas Co. (USA)                                                   1,383,600               45.327      .18
Methanex Corp. (Canada) (1)                                               7,250,000               35.219      .14
L'Air Liquide (France)                                                      249,010               34.923      .14



INDUSTRIAL CONGLOMERATES  -  1.57%
Norsk Hydro AS (Norway)                                                   3,600,000              132.068      .51
Siemens AG (Germany)                                                      3,445,000              129.887      .51
Tyco International Ltd. (USA)                                             1,500,000               68.250      .27
Smiths Group PLC  (United Kingdom)                                        3,905,921               37.796      .15
General Electric Co. (USA)                                                  900,000               33.480      .13


COMPUTERS & PERIPHERALS  -  1.54%
Dell Computer Corp. (USA) (1)                                             5,927,200              109.831      .43
International Business Machines Corp. (USA)                               1,150,000              106.145      .41
Sun Microsystems, Inc. (USA) (1)                                         10,000,000               82.700      .32
Compaq Computer Corp. (USA)                                               7,575,000               62.948      .25
Hewlett-Packard Co. (USA)                                                 2,118,600               34.109      .13


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.48%
EPCOS AG (Germany)                                                        3,087,000              101.208      .39
Hon Hai Precision Industry Co., Ltd. (Taiwan)                            26,625,600               84.219      .33
Hitachi, Ltd. (Japan)                                                    11,500,000               76.551      .30
Samsung Electro-Mechanics Co., Ltd.                                       1,988,760               38.045      .15
 (South Korea)
Hoya Corp. (Japan)                                                          700,000               36.431      .14
Agilent Technologies, Inc. (USA) (1)                                      1,200,000               23.460      .09
Murata Manufacturing Co., Ltd. (Japan)                                      264,000               15.136      .06
Hirose Electric Co., Ltd. (Japan)                                            98,900                6.226      .02


ENERGY EQUIPMENT & SERVICES  -  1.12%
Baker Hughes Inc. (USA)                                                   6,900,000              199.755      .78
Halliburton Co. (USA)                                                     2,500,000               56.375      .22
Schlumberger Ltd. (USA)                                                     660,000               30.162      .12


COMMERCIAL SERVICES & SUPPLIES  -  1.07%
Cendant Corp. (USA) (1)                                                  13,452,900              172.197      .67
Rentokil Initial PLC (United Kingdom)                                    10,000,000               36.177      .14
Pitney Bowes Inc. (USA)                                                     800,000               30.560      .12
Chubb PLC (United Kingdom)                                                8,803,123               20.519      .08
Adecco SA (Switzerland)                                                     450,000               15.306      .06


MACHINERY  -  0.96%
Mitsubishi Heavy Industries, Ltd. (Japan)                                39,600,000              137.285      .53
Deere & Co. (USA)                                                         1,300,000               48.893      .19
Dover Corp. (USA)                                                         1,050,000               31.615      .12
Parker Hannifin Corp. (USA)                                                 900,000               30.870      .12


SOFTWARE  -  0.94%
Microsoft Corp. (USA) (1)                                                 3,200,000              163.744      .64
Cadence Design Systems, Inc. (USA) (1)                                    4,673,600               77.815      .30
Oracle Corp. (USA) (1)                                                       64,300                 .809      .00


AUTOMOBILES  -  0.94%
Suzuki Motor Corp. (Japan)                                                9,052,000               87.762      .34
Honda Motor Co., Ltd. (Japan)                                             2,600,000               84.462      .33
Renault SA (France)                                                       1,500,000               43.714      .17
General Motors Corp. (USA)                                                  600,000               25.740      .10


AEROSPACE & DEFENSE  -  0.78%
Lockheed Martin Corp. (USA)                                               1,900,000               83.125      .32
Bombardier Inc., Class B (Canada)                                         7,200,000               52.898      .21
Honeywell International Inc. (USA)                                        1,600,000               42.240      .16
Rockwell Collins, Inc. (USA)                                              1,000,000               14.200      .06
BAE SYSTEMS PLC (United Kingdom)                                          1,642,948                7.997      .03


CONTAINERS & PACKAGING  -  0.70%
Smurfit Group (Ireland)                                                  54,400,000               93.139      .36
Smurfit-Stone Container Corp.  (USA) (1)                                  6,455,700               85.409      .34


MULTI-UTILITIES  -  0.65%
Williams Companies, Inc. (USA)                                            6,074,000              165.820      .65


MULTILINE RETAIL  -  0.60%
Wal-Mart Stores, Inc. (USA)                                               1,350,000               66.825      .26
Kingfisher PLC (United Kingdom)                                          12,438,903               56.707      .22
Wal-Mart de Mexico, SA de CV, Class V (Mexico)                           10,995,004               23.027
Wal-Mart de Mexico, SA de CV, Class C                                     3,624,400                6.885      .12


AIR FREIGHT & COURIERS  -  0.57%
United Parcel Service, Inc., Class B (USA)                                2,204,400              114.585      .45
TPG NV (formerly TNT Post Groep NV) (Netherlands)                         1,652,573               31.590      .12


OTHER INDUSTRIES  -  3.29%
Koninklijke Ahold NV (Netherlands)                                        3,118,477               86.620      .34
Kimberly-Clark Corp. (USA)                                                1,380,000               85.560      .33
Japan Airlines Co., Ltd. (Japan)                                         32,590,000               76.599      .30
Avon Products, Inc. (USA)                                                 1,650,000               76.312      .30
Amdocs Ltd. (USA) (1)                                                     2,600,000               69.290      .27
Canon Inc. (Japan)                                                        2,130,000               58.466      .23
Asahi Glass Co., Ltd. (Japan)                                            10,114,000               54.081      .21
Quintiles Transnational Corp. (USA) (1)                                   3,701,000               54.035      .21
Luxottica Group SpA (ADR) (Italy)                                         3,741,000               52.337      .20
Canadian Pacific Ltd. (Canada)                                            1,600,000               51.344      .20
Nitto Denko Corp. (Japan)                                                 2,915,000               43.555      .17
Medtronic, Inc. (USA)                                                       900,000               39.150      .15
Xerox Corp. (USA)                                                         5,000,000               38.750      .15
Yahoo! Inc. (USA) (1)                                                     4,355,000               38.368      .15
Genentech, Inc. (USA) (1)                                                   816,800               35.939      .14
Scottish Power PLC (United Kingdom)                                       5,157,902               31.023      .12
Gap, Inc. (USA)                                                           2,000,000               23.900      .09
Nippon Sheet Glass Co., Ltd. (Japan)                                      5,882,000               22.120      .09
AMR Corp. (USA) (1)                                                       1,100,000               21.054      .08
Mirant Corp. (USA) (1)                                                      800,000               17.520      .07
Rockwell Automation (formerly Rockwell                                    1,000,000               14.680      .06
 International Corp.) (USA)
Ushio Inc. (Japan)                                                        1,092,000               14.015      .05
National Grid Group PLC (United Kingdom)                                  1,335,100                8.443      .03
Zimmer Holdings Inc. (USA) (1)                                              135,000                3.746      .02
Marubeni Corp. (Japan) (1)                                                      600                 .001      .00
TI Automotive Ltd. (United Kingdom) (1) (2)                               4,578,091                 .000      .00


MISCELLANEOUS  -  0.62%
Other equity securities in initial                                                               159.180      .62
 period of acquisition


TOTAL EQUITY SECURITIES (cost:                                                                22,976.764    89.45
 $22,110.871 million)



                                                                                Principal
                                                                                   Amount
Fixed Income Securities                                                        (Millions)

FHLB BONDS AND NOTES  -  0.19%
Federal Home Loan Bank Bonds, 6.085% 2001                               $    50.000               50.352      .19


MEDIA  -  0.11%
Charter Communications Holdings,                                             46.950               27.466      .11
 LLC 0%/13.50% 2011 (5)


WIRELESS TELECOMMUNICATION SERVICES  -  0.03%
Nextel Partners, Inc. 0%/14.00% 2009 (5)                                     17.212                7.745      .03



TOTAL FIXED INCOME SECURITIES                                                                     85.563      .33
 (cost: $90.016 million)



                                                                                Principal        Market  Percent
                                                                                   Amount         Value   of Net
Short-Term Securities                                                          (Millions)    (Millions)   Assets

Federal Agency Discount Notes  -  4.73%
Fannie Mae 2.34%-4.38% due 10/4/2001-2/26/2002                          $   430.147              428.238     1.67
Federal Home Loan Banks 2.36%-4.07% due                                     402.839              401.253     1.56
 10/3/2001-1/31/2002
Freddie Mac due 2.36% - 3.85%                                               342.824              341.221     1.33
 10/18/2001-2/20/2002
Federal Farm Credit Discount Note 3.60%-3.78%                                42.700               42.556      .17
 due 10/11-11/16/2001


Corporate Short-Term Notes  -  3.83%
Diageo Capital PLC 3.54%-3.56%                                               79.000               78.945      .31
 due 10/1-10/19/2001 (3)
Westpac Trust Securities NZ Ltd.                                             69.600               69.440      .27
 3.50%-3.68% due 10/9-11/2/2001
AB Spintab due 3.40%-3.56% 10/9-11/26/2001                                   65.300               65.132      .25
Private Export Funding Corp. 3.57%-3.90%                                     60.000               59.707      .23
 due 11/8-11/27/2001 (3)
Svenska Handelsbanken Inc. 3.46% due 10/17/2001                              50.000               49.918      .19
Deutsche Bank Financial Inc. 3.55%                                           50.000               49.926      .19
 due 10/15/2001
Lloyds Bank PLC 3.38% due 10/26/2001                                         50.000               49.878      .19
CBA (Delaware) Finance Inc. 3.43%-3.56%                                      50.000               49.814      .19
 due 10/26-11/20/2001
Asset Securitization Corp. 3.55%                                             49.600               49.551      .19
 due 10/10/2001 (3)
Rio Tinto America, Inc. 2.49%-3.45%                                          42.196               41.989      .16
 due 11/13-12/21/2001 (3)
Den Danske Corp. Inc. 3.43%-3.56%                                            36.400               36.304      .14
due 10/19-11/14/2001
J.P. Morgan Chase & Co. 3.54% due 10/1/2001                                  35.500               35.496      .14
Royal Bank of Canada 3.625% due 10/10/2001                                   32.000               31.968      .12
BMW US Capital Corp. 2.52%-3.46%                                             30.000               29.881      .12
 due 10/1-11/29/2001
Halifax PLC 3.85% due 11/13/2001                                             28.800               28.663      .11
BellSouth Corp. 3.55% due 10/12/2001 (3)                                     27.850               27.817      .11
KfW International Finance Inc. 3.52%-3.57%                                   26.000               25.965      .10
 due 10/10-10/19/2001
Reseau Ferre de France 3.78% due 10/9/2001                                   25.000               24.976      .10
Preferred Receivables Funding Corp. 3.42%                                    25.000               24.948      .10
 due 10/22/2001 (3)
Stadshypotek AB 3.43% due 11/20/2001 (3)                                     25.000               24.878      .10
Bayerische Hypo- und Vereinsbank AG 2.44%                                    25.000               24.850      .10
 due 12/20/2001
Sony Capital Corp. 3.45% due 10/23/2001                                      23.300               23.249      .09
Coca-Cola Co. 3.52% due 10/23/2001                                           20.000               19.955      .08
Triple-A One Funding Corp. 3.57%                                             16.483               16.463      .06
 due 10/12/2001 (3)
HVB Finance (Delaware) 3.83% due 11/14/2001                                  15.000               14.928      .06
Bank of Montreal 3.50% due 10/2/2001                                         14.600               14.597      .06
American Honda Finance Corp. 3.54% due 10/16/2001                            10.000                9.984      .04

General Electric Capital Corp. 3.38% due 11/5/2001                            7.000                6.976      .03



Certificates of Deposit  -  1.06%
Barclays Bank PLC 3.83%-4.02%                                                70.000               70.113      .27
 due 11/19-12/7/2001
Societe Generale 2.50% due 12/17/2001                                        50.000               49.997      .20
Abbey National North America 2.51%                                           50.000               49.977      .19
 due 12/28/2001
Royal Bank of Scotland Group PLC 3.41%                                       28.418               28.417      .11
 due 11/26/2001
Toronto-Dominion Holdings USA Inc. 3.61%                                     25.000               25.000      .10
 due 10/1/2001
Canadian Imperial Bank of Commerce 3.43%                                     25.000               25.000      .10
 due 11/16/2001
Rabobank Nederland NV 3.52% due 10/2/2001                                    22.000               22.000      .09


U.S. Treasuries  -  0.21%
U.S. Treasury Bills 3.365%-3.435%                                            55.000               54.772      .21
 due 11/15-11/29/2001



Non-U.S. Currency  -  0.03%
New Taiwanese Dollar                                                           NT$269.282          7.814      .03



TOTAL SHORT-TERM SECURITIES:                                                                   2,532.556     9.86
 (cost: $2,532.804 million)


TOTAL INVESTMENT SECURITIES:                                                                  25,594.883    99.64
 (cost: $24,733.691 million)
Excess of cash and receivables over payables                                                      91.258      .36

NET ASSETS                                                                                   $25,686.141  100.00%

(1) Non-income-producing security.
(2) Valued under procedures established by the Board of Directors.
(3) Purchased in a private placement transaction;
    resale may be limited to qualified
    institutional buyers; resale to public may require registration.
(4) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(5) Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts

See Notes to Financial Statements

New Perspective Fund
Financial statements

Statement of assets and liabilities
at September 30, 2001                                                    (dollars in           millions)
Assets:
Investment securities at market
 (cost: $24,733.691)                                                                         $25,594.883
Cash                                                                                                .899
Receivables for -
 Sales of investments                                                       $259.973
 Sales of fund's shares                                                       32.842
 Dividends and interest                                                       49.522
 Other                                                                          .178             342.515
                                                                                              25,938.297
Liabilities:
Payables for -
 Purchases of investments                                                    196.006
 Repurchases of fund's shares                                                 33.030
 Forward currency contracts - net                                              3.357
 Management services                                                           8.739
 Other expenses                                                               11.024             252.156
Net assets at September 30, 2001                                                             $25,686.141

 Total authorized capital stock -
 2,000,000,000 shares, $.001 par value
 Class A shares:
  Net assets                                                                                 $25,093.926
  Shares outstanding                                                                       1,270,941,980
  Net asset value per share                                                                       $19.74
 Class B shares:
  Net assets                                                                                    $445.060
  Shares outstanding                                                                          22,788,930
  Net asset value per share                                                                       $19.53
 Class C shares:
  Net assets                                                                                     $87.009
  Shares outstanding                                                                           4,463,040
  Net asset value per share                                                                       $19.50
 Class F shares:
  Net assets                                                                                     $60.146
  Shares outstanding                                                                           3,049,270
  Net asset value per share                                                                       $19.72


Statement of operations
for the year ended September 30, 2001                                    (dollars in           millions)
Investment income:
Income:
 Dividends                                                                  $461.286
 Interest                                                                    208.476            $669.762

Expenses:
 Management services fee                                                     121.463
 Distribution expenses - Class A                                              71.114
 Distribution expenses - Class B                                               3.921
 Distribution expenses - Class C                                                .283
 Distribution expenses - Class F                                                .040
 Transfer agent fee - Class A                                                 30.374
 Transfer agent fee - Class B                                                   .486
 Administrative services fees - Class C                                         .121
 Administrative services fees - Class F                                         .043
 Reports to shareholders                                                        .947
 Registration statement and prospectus                                         2.459
 Postage, stationery and supplies                                              4.043
 Directors' and Advisory Board fees                                             .292
 Auditing and legal fees                                                        .103
 Custodian fee                                                                 6.160
 Taxes other than federal income tax                                            .517
 Other expenses                                                                 .157             242.523
Net investment income                                                                            427.239

Realized gain and unrealized
 depreciation on investments:
Net realized gain                                                                                 33.144
Net unrealized depreciation on:
 Investments                                                              (7,596.459)
 Open forward currency contracts                                              (3.357)
  Net unrealized depreciation                                                                 (7,599.816)
 Net realized gain and
  unrealized depreciation
  on investments                                                                              (7,566.672)
Net decrease in net assets resulting
 from operations                                                                             ($7,139.433)




Statement of changes in net assets                                       (dollars in           millions)


                                                                          Year ended       September 30,
                                                                                 2001                2000
Operations:
Net investment income                                                       $427.239            $327.728
Net realized gain on investments                                              33.144           4,202.874
Net unrealized (depreciation) appreciation
 on investments                                                           (7,599.816)            279.532
 Net (decrease) increase in net assets
  resulting from operations                                               (7,139.433)          4,810.134
Dividends and distributions paid to
to shareholders:
Dividends from net investment income:
 Class A                                                                    (353.625)           (109.901)
 Class B                                                                      (3.535)                  -
 Class C                                                                       (.161)                  -
 Class F                                                                       (.102)                  -
Distributions from net realized gain on investments:
 Class A                                                                  (3,575.929)         (2,337.892)
 Class B                                                                     (35.657)                  -
  Total dividends and distributions                                       (3,969.009)         (2,447.793)

Capital share transactions:
Proceeds from shares sold                                                  4,285.360           6,834.769
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                         3,776.522           2,334.800
Cost of shares repurchased                                                (4,938.919)         (3,612.572)
 Net increase in net assets resulting
  from capital share transactions                                          3,122.963           5,556.997
Total (decrease) increase  in net assets                                  (7,985.479)          7,919.338

Net assets:
Beginning of year                                                         33,671.620          25,752.282
End of year (including undistributed
 net investment income: $320.221 and $315.556,
 respectively)                                                           $25,686.141         $33,671.620



See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New Perspective Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 2001, non-U.S. taxes paid were $30,183,000.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $2,356,000 for the year ended September 30, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of September 30, 2001 the cost of investment securities, excluding forward currency contracts, for federal income tax reporting purposes was $24,733,480,000. Net unrealized appreciation on investments, excluding forward currency contracts, aggregated $861,403,000; $4,205,576,000 related to appreciated securities and $3,344,173,000 related to depreciated securities. For the year ended September 30, 2001, the fund realized tax basis net capital gains of $30,561,000. In addition, the fund has recognized, for tax puroposes, net capital losses relating to non-U.S. currency transactions totaling $2,173,000 which were realized during the period November 1, 1999 through September 30, 2000. Net gains related to non-U.S. currency transactions and tax adjustments of $2,432,000 were treated as an adjustment to ordinary income for federal income tax purposes. Other tax adjustments of $318,000 were treated as deferred capital gains for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $121,463,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.600% per annum of the first $500 million of daily net assets decreasing to 0.365% of such assets in excess of $44 billion. For the year ended September 30, 2001, the management services fee was equivalent to an annualized rate of 0.396% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. "AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended September 30, 2001, aggregate distribution expenses were $71,114,000, equivalent to an annualized rate of 0.24% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended September 30, 2001, aggregate distribution expenses were $3,921,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended September 30, 2001, aggregate distribution expenses were $283,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended September 30, 2001, aggregate distribution expenses were $40,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of September 30, 2001, aggregrate distribution expenses payable to AFD were $6,171,000.

AFD received $10,317,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended September 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $30,860,000 was incurred during the year ended September 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of September 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $2,454,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended September 30, 2001, total fees under the agreement were $164,000. As of September 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $34,000.

DIRECTORS' AND ADVISORY BOARD FEES - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of September 30, 2001, the cumulative amount of these liabilities was $1,201,000. Directors' and Advisory Board fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $9,691,727,000 and $8,641,249,000, respectively, during the year ended September 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended September 30, 2001, the custodian fee of $6,160,000 includes $99,000 that was paid by these credits rather than in cash.

For the year ended September 30, 2001, the fund reclassified $2,125,000 to undistributed net investment income from undistributed net realized gains. The fund also reclassified $67,276,000 from undistributed net investment income and $28,972,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of September 30, 2001, net assets consisted of the following:

As of September 30, 2001, net assets consisted of the following:
                                                                                        (dollars in millions)
Capital paid in on shares of capital stock                                                           $24,508.743
Undistributed net investment income                                                                      320.221
Undistributed net realized loss                                                                            (.700)
Net unrealized appreciation                                                                              857.877
Net assets                                                                                           $25,686.141

Capital share transactions in the fund were as follows:

                                                                         Year ended
                                                                 September 30, 2001
                                                                  Amount (millions)            Shares
Class A Shares:
  Sold                                                                   $3,780.998       157,588,075
  Reinvestment of dividends and distributions                             3,738.129       153,753,607
  Repurchased                                                            (4,894.145)     (206,070,242)
   Net increase in Class A                                                2,624.982       105,271,440
Class B Shares: (1)
  Sold                                                                      326.328        13,668,709
  Reinvestment of dividends and distributions                                38.168         1,578,610
  Repurchased                                                               (36.100)       (1,568,829)
   Net increase in Class B                                                  328.396        13,678,490
Class C Shares: (2)
  Sold                                                                      102.827         4,558,525
  Reinvestment of dividends and distributions                                  .137             5,724
  Repurchased                                                                (2.127)         (101,209)
   Net increase in Class C                                                  100.837         4,463,040
Class F Shares: (2)
  Sold                                                                       75.207         3,344,488
  Reinvestment of dividends and distributions                                  .088             3,637
  Repurchased                                                                (6.547)         (298,855)
   Net increase in Class F                                                   68.748         3,049,270
Total net increase in fund                                               $3,122.963       126,462,240

                                                                         Year ended
                                                                 September 30, 2000
                                                                  Amount (millions)            Shares

Class A Shares:
  Sold                                                                   $3,780.998       157,588,075
  Reinvestment of dividends and distributions                             3,738.129       153,753,607
  Repurchased                                                            (4,894.145)     (206,070,242)
   Net increase in Class A                                                2,624.982       105,271,440
Class B Shares: (1)
  Sold                                                                      326.328        13,668,709
  Reinvestment of dividends and distributions                                38.168         1,578,610
  Repurchased                                                               (36.100)       (1,568,829)
   Net increase in Class B                                                  328.396        13,678,490
Class C Shares: (2)
  Sold                                                                      102.827         4,558,525
  Reinvestment of dividends and distributions                                  .137             5,724
  Repurchased                                                                (2.127)         (101,209)
   Net increase in Class C                                                  100.837         4,463,040
Class F Shares: (2)
  Sold                                                                       75.207         3,344,488
  Reinvestment of dividends and distributions                                  .088             3,637
  Repurchased                                                                (6.547)         (298,855)
   Net increase in Class F                                                   68.748         3,049,270
Total net increase in fund                                               $3,122.963       126,462,240


(1) Class B shares were not offered
 before March 15, 2000.
(2) Class C and Class F shares were
 not offered before March 15, 2001.

At September 30, 2001, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

Non-U.S. Currency                      Contract                  U.S. Valuation
Sale Contract                           Amounts                     at 9/30/2001
                                                                                      Unrealized
                                       Non-U.S.         U.S.              Amount    Depreciation
                                     (millions)   (millions)          (millions)      (millions)
Japanese Yen expiring         yen    14,614.200     $120.000            $123.357         ($3.357)
 12/14/2001

Per-share data and ratios

                                                                    Class A

                                                                 Year ended
                                                              September 30,
                                                                        2001             2000      1999
Net asset value, beginning of year                                   $28.66           $26.25    $20.50

 Income from investment operations :
  Net investment income                                             .34 (1)          .30 (1)       .26
  Net (losses) gains on securities                               (5.86) (1)         4.56 (1)      7.26
(both realized and unrealized)
   Total from investment operations                                   (5.52)            4.86      7.52
 Less distributions :
  Dividends (from net investment income)                               (.30)            (.11)     (.20)
  Distributions (from capital gains)                                  (3.10)           (2.34)    (1.57)
   Total distributions                                                (3.40)           (2.45)    (1.77)
Net asset value, end of year                                         $19.74           $28.66    $26.25
Total return (2)                                                    (21.47)%           18.93%    38.43%
Ratios/supplemental data:
 Net assets, end of year (in millions)                              $25,094          $33,412   $25,752
 Ratio of expenses to average net assets                                .78%             .79%      .77%
 Ratio of net income to average net assets                             1.40%            1.00%     1.06%

                                                                        1998             1997
Net asset value, beginning of year                                   $21.86           $17.77

 Income from investment operations :
  Net investment income                                                 .27              .29
  Net (losses) gains on securities                                     (.11)            4.81
(both realized and unrealized)
   Total from investment operations                                     .16             5.10
 Less distributions :
  Dividends (from net investment income)                               (.31)            (.33)
  Distributions (from capital gains)                                  (1.21)            (.68)
   Total distributions                                                (1.52)           (1.01)
Net asset value, end of year                                         $20.50           $21.86
Total return (2)                                                       1.23%           29.97%
Ratios/supplemental data:
 Net assets, end of year (in millions)                              $17,707          $16,956
 Ratio of expenses to average net assets                                .77%             .79%
 Ratio of net income to average net assets                             1.27%            1.56%



                                                                    Class B
                                                                       Year
                                                                      ended      March 15 to
                                                              September 30,    September 30,
                                                                       2001         2000 (3)
Net asset value, beginning of period                                 $28.54           $30.11
 Income from investment operations :
  Net investment income (1)                                             .14              .08
  Net (losses) gains on securities                                    (5.80)           (1.65)
(both realized and unrealized) (1)
   Total from investment operations                                   (5.66)           (1.57)
 Less distributions :
  Dividends (from net investment income)                               (.25)               -
  Distributions (from capital gains)                                  (3.10)               -
   Total distributions                                                (3.35)               -
Net asset value, end of period                                       $19.53           $28.54
Total return (2)                                                    (22.06)%          (5.21)%
Ratios/supplemental data:
 Net assets, end of period (in millions)                               $445             $260
 Ratio of expenses to average net assets                               1.57%       1.53% (4)
 Ratio of net income to average net assets                              .60%        .56% (4)


                                                                    Class C          Class F

                                                                March 15 to      March 15 to
                                                              September 30,    September 30,
                                                                   2001 (3)         2001 (3)
Net asset value, beginning of period                                 $22.42           $22.59
 Income from investment operations :
  Net investment income (1)                                            (.01)             .10
  Net (losses) gains on securities                                    (2.83)           (2.87)
(both realized and unrealized) (1)
   Total from investment operations                                   (2.84)           (2.77)
 Less distributions :
  Dividends (from net investment income)                               (.08)            (.10)
  Distributions (from capital gains)                                      -                -
   Total distributions                                                 (.08)            (.10)
Net asset value, end of period                                       $19.50           $19.72
Total return (2)                                                    (12.78)%         (12.35)%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                $87              $60
 Ratio of expenses to average net assets                          1.76% (4)         .90% (4)
 Ratio of net income to average net assets                                -         .84% (4)

Supplemental data - all classes

                                                                 Year ended
                                                              September 30,
                                                                        2001             2000      1999
Portfolio turnover rate                                               32.07%           34.25%    29.14%

                                                                        1998             1997
Portfolio turnover rate                                               29.71%           25.68%


1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
4) Annualized

Report of Independent Accountants
To the Board of Directors and Shareholders of New Perspective Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund (the "Fund") at September 30, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for the each of the periods presented in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
October 31, 2001


CLASS B, CLASS C AND CLASS F
Average annual compound returns for periods
 ended September 30, 2001:
                                                                  One      Life of
                                                                 Year        Class
CLASS B SHARES
Reflecting applicable contingent deferred
sales charge (CDSC), maximum of 5%, payable
only if shares are sold within six years
of purchase                                                   -25.48%   -19.67%(1)
Not reflecting CDSC                                           -22.06%   -17.79%(1)

CLASS C SHARES
Reflecting applicable CDSC, maximum of 1%,
payable only if shares are sold within
one year of purchase                                                -   -13.65%(2)
Not reflecting CDSC                                                 -   -12.78%(2)

CLASS F SHARES
Not reflecting annual asset-based fee                               -   -12.35%(2)
charged by sponsoring firm

(1) From March 15, 2000, when Class B shares first became available.
(2) From March 15, 2001 when Class C and Class
F shares first became available.

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended September 30, 2001, the fund paid a long-term capital gain distribution of $3,611,586,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended September 30, 2001 is $30,183,000. Foreign source income earned by the fund for the fiscal year ended September 30, 2001 was $436,656,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 39% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 0.4% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


NEW PERSPECTIVE FUND

BOARD OF DIRECTORS

ELISABETH ALLISON, Cambridge, Massachusetts
Administrative Director, ANZI, Ltd. (financial publishing and consulting); publishing consultant,
Harvard Medical School

VANESSA C. L. CHANG, Los Angeles, California
Chief Executive Officer, ResolveItNow.com
(insurance-related Internet company);
former Senior Vice President,
Secured Capital Corporation; former
Partner, KPMG Peat Marwick LLP

GINA H. DESPRES, Washington, D.C.
President of the fund
Senior Vice President,
Capital Research and Management Company

ROBERT A. FOX, Livingston, California
Managing General Partner, Fox
Investments, LP; Professor and Executive in Residence, University of California,
Davis; Former President and Chief Executive
Officer, Foster Farms Inc.

ALAN GREENWAY, La Jolla, California
Private investor; President, Greenway
Associates, Inc. (management consulting
services)

PAUL G. HAAGA, JR., Los Angeles, California
Executive Vice President and Director,
Capital Research and Management Company

GREGG E. IRELAND, Washington, D.C.
Executive Vice President of the fund
Senior Vice President,
Capital Research and Management Company

KOICHI ITOH, Tokyo, Japan
Former President, Autosplice KK; former
President and Chief Executive Officer, IMPAC
(management consulting services); former
Managing Partner, VENCA Management
(venture capital)

WILLIAM H. KLING, St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
Former President, American Public Media Group

JON B. LOVELACE, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman Emeritus, Capital Research and
Management Company

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance, Graduate
School of Business, Stanford University

WILLIAM I. MILLER, Columbus, Indiana
Chairman of the Board, Irwin Financial
Corporation

KIRK P. PENDLETON, Huntingdon Valley, Pennsylvania
Chairman of the Board and Chief Executive
Officer, Cairnwood, Inc. (venture capital investment)

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

ROZANNE L. RIDGWAY, Washington, D.C.
Chair, Baltic-American Enterprises Fund;
former co-chair, Atlantic Council of the United States

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Chairman of the Board, Capital International, Inc.

OTHER OFFICERS

DARCY B. KOPCHO, Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research Company

THIERRY VANDEVENTER, Geneva, Switzerland
Senior Vice President of the fund
Director, Capital Research and
Management Company

TIMOTHY P. DUNN, Washington, D.C.
Vice President of the fund
Senior Vice President,
Capital Research Company

JONATHAN KNOWLES, Ph.D., London, England
Vice President of the fund
Executive Vice President,
Capital Research Company

CATHERINE M. WARD, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management
Group, Capital Research
and Management Company

R. MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research
and Management Company
DAYNA YAMABE, Brea, California

Assistant Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research
and Management Company

MEMBERS OF THE ADVISORY BOARD

MICHAEL R. BONSIGNORE, New York, New York
Retired Chairman of the Board and
Chief Executive Officer, Honeywell Inc.

DAVID I. FISHER, Los Angeles, California
Chairman of the Board,
Capital Group International, Inc.;
Chairman of the Board,
Capital Guardian Trust Company

JEAN GANDOIS, Paris, France
Chairman of the Board of Cockerill-Sambre;
former President, Conseil National du Patronat
Francais; former Chairman of the Board and Chief Executive Officer, Pechiney; former
Chairman of the Board, Pechiney International

CLAUDIO X. GONZALEZ LAPORTE, Mexico, DF, Mexico
Chairman of the Board and Chief Executive
Officer, Kimberly-Clark de Mexico, SA de CV

SIR PETER HOLMES, London, England
Director and former Chairman of the Board and Managing Director, The Royal Dutch/Shell
Group of Companies
JAE H. HYUN, New York, New York
Chairman of the Board, Tong Yang Group

BARON GUALTHERUS KRAIJENHOFF,
Nijmegen, The Netherlands
Chairman of the Supervisory Council, Akzo NV

SHIJURO OGATA, Tokyo, Japan
Non-executive Director, Fuji Xerox Co. Ltd.
and Horiba Ltd.

ALESSANDRO OVI, Rome, Italy
Chief Executive Officer, Tecnitel

HENRY B. SCHACHT, New York, New York
Chairman of the Board, Lucent Technologies;
Former Director and Senior Advisor,
E.M. Warburg, Pincus &  Co., LLC

ORVILLE H. SCHELL, Berkeley, California
Dean, Graduate School of Journalism,
University of California at Berkeley

BRUCE B. TEELE, Melbourne, Australia
Chairman of the Board, Australian Foundation
Investment Co., Ltd.; former Chairman of the
Board and Chief Executive Officer, J.B. Were & Son

PIERRE LESCURE, a member of the Advisory Board since 1997, completed his term on September 30. The Directors thank him for his valuable contributions to the fund.

[logo - American Funds(sm)]

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address
nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA BAG/GRS/5320
Lit. No. NPF-011-1101


THE CAPITAL GROUP COMPANIES

Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds